Waddell & Reed Advisors Funds

Supplement dated December 8, 2017 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 31, 2017

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 31, 2017

and as supplemented April 10, 2017, July 28, 2017, August 11, 2017, September 29, 2017, October 16, 2017 and October 31, 2017

On November 15, 2017, the Board of Trustees of Waddell & Reed Advisors (“WRA”) Funds approved the reorganization of the portfolios listed in the chart below into a corresponding portfolio of the Ivy Funds, an affiliated investment company. The Ivy Funds are managed by Ivy Investment Management Company, an affiliate of the investment manager of the WRA Funds. The reorganization is expected to close on or about February 26, 2018, and does not require shareholder approval.

Waddell & Reed Advisors Funds	Ivy Funds
Equity Funds
Waddell & Reed Advisors Accumulative Fund	Ivy Accumulative Fund
Waddell & Reed Advisors New Concepts Fund	Ivy Mid Cap Growth Fund
Waddell & Reed Advisors Small Cap Fund	Ivy Small Cap Growth Fund
Waddell & Reed Advisors Vanguard Fund	Ivy Large Cap Growth Fund
Waddell & Reed Advisors Global Growth Fund	Ivy Global Growth Fund
Waddell & Reed Advisors Continental Income Fund	Ivy Balanced Fund
Waddell & Reed Advisors Science and Technology Fund	Ivy Science and Technology Fund
Waddell & Reed Advisors Wilshire Global Allocation Fund	Ivy Wilshire Global Allocation Fund
Fixed Income Funds
Waddell & Reed Advisors High Income Fund	Ivy High Income Fund
Waddell & Reed Advisors Municipal High Income Fund	Ivy Municipal High Income Fund
Money Market Fund
Waddell & Reed Advisors Cash Management	Ivy Cash Management Fund

WRA Fund shareholders may continue to make additional investments in the WRA Funds above until February 23, 2018. In anticipation of the reorganization, the WRA Funds noted above will be closed to new shareholders as of February 15, 2018.

WRA Fund shareholders do not need to take any action regarding their account. Shares of a WRA Fund automatically will be converted, at net asset value, into shares of equal net asset value of the corresponding Ivy Fund on or about February 26, 2018. The reorganization is not a taxable event, and WRA Fund shareholders will not incur any sales loads or similar transaction costs in connection with the reorganization.

Informational materials about the reorganization and the Ivy Funds will be mailed to shareholders on or about January 19, 2018.

Supplement	Prospectus	1